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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-1)


                   Option One Mortgage Acceptance Corporation
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                   333-82832         33-0727357
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(State or Other Jurisdiction          (Commission       (I.R.S. Employer
of Incorporation)                     File Number)      Identification Number)

         3 Ada                                              92618
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         Irvine, California                              (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (949) 790-8100

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On January 15, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust 2003-1, Asset-Backed Certificates, Series 2003-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of nine classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates","Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,592,000,000 as of January 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated January 13, 2003, among Option One, Option One Owner Trust 2001-1B, Option One Owner Trust 2002-3 and Option One Owner Trust 2001-2, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated January 13, 2003, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates and the Class M-4 Certificates were sold by the Depositor to Banc of America Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated January 13, 2003 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:



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                     Initial Certificate Principal
       Class         Balance or Notional Amount            Pass-Through Rate
       -----         --------------------------            -----------------
        A-1                 $500,000,000                        Variable

        A-2                 $908,000,000                        Variable
        M-1                 $72,000,000                         Variable
        M-2                 $ 60,000,000                        Variable

        M-3                 $ 36,000,000                        Variable

        M-4                 $16,000,000                         Variable

         C                   $7,999,900                         Variable
         P                    $100.00                             N/A
         R                      100%                              N/A

         The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated January 13, 2003, and the Prospectus Supplement, dated January 13, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c) Exhibits



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    Exhibit No.        Description
    -----------        -----------
         4.1           Pooling and Servicing Agreement, dated as of January 1,
                       2003, by and among Option One
                       Mortgage Acceptance Corporation as
                       Depositor, Option One Mortgage
                       Corporation as Master Servicer and
                       Wells Fargo Bank Minnesota, National
                       Association as Trustee, relating to
                       the Series 2003-1 Certificates.


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                                                    SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2003


                                           OPTION ONE MORTGAGE ACCEPTANCE
                                           CORPORATION


                                           By:   /s/ David S. Wells
                                               ------------------------
                                           Name:     David S. Wells
                                           Title:    Assistant Secretary




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                                                 Index to Exhibits




                                                                   Sequentially
Exhibit No.                           Description                 Numbered Page
-----------                           -----------                 -------------
    4.1 Pooling and Servicing Agreement, dated as of January 1, 2003, by and among Option One Mortgage
            Acceptance Corporation as Depositor, One Mortgage
            Corporation as Master Servicer and Wells Fargo Bank
            Minnesota, National Association as Trustee relating to the Series 2003-1 Certificates.




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                                   Exhibit 4.1